SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ---------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                    ---------------------------------------

                Date of Report (Date of earliest event reported):
                                DECEMBER 19, 2005

                         CABLEVISION SYSTEMS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                            (State of Incorporation)

          1-14764                                        11-3415180
  (Commission File Number)                  (IRS Employer Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                            (State of Incorporation)

         1-9046                                          11-2776686
(Commission File Number)                    (IRS Employer Identification Number)


                  1111 STEWART AVENUE, BETHPAGE, NEW YORK 11714
                    (Address of Principal Executive Offices)

               Registrants' telephone number, including area code:
                                 (516) 803-2300

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

|_| WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

|_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

|_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

|_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))



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ITEM 8.01  OTHER EVENTS.

         Cablevision Systems Corporation announced today that during the course of preparing for the financing of its proposed special dividend, it ascertained that there were certain technical covenant violations under CSC Holdings, Inc.'s existing bank credit agreement and certain possible technical covenant violations under other debt instruments.

         The Company is in the process of and intends promptly to complete a comprehensive covenant compliance review, seek waivers under its bank credit agreement and, if necessary, seek waivers under its other debt instruments and consider the impact of such potential covenant violations on the classification of debt in its prior financial statements. As a result of these matters, on December 18, 2005, the Company's Board of Directors decided not to proceed with the proposed special dividend. The recently announced senior note offering will not proceed.

         The Company believes that its operations have not been impacted by these actual and possible covenant violations described above and believes it has sufficient liquidity to meet its operating requirements.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CABLEVISION SYSTEMS CORPORATION

                               By:   / s /  Michael P. Huseby
                                     -----------------------------------------
                                     Name:   Michael P. Huseby
                                     Title:  Executive Vice President
                                             and Chief Financial Officer


Dated:  December 19, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                              CSC HOLDINGS, INC.

                               By:   / s /  Michael P. Huseby
                                     -------------------------------------------
                                     Name:   Michael P. Huseby
                                     Title:  Executive Vice President
                                             and Chief Financial Officer

Dated:  December 19, 2005